UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 7, 2012
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  In view of David Speer’s many years of exemplary service to the Company, including the last six years as Chairman and Chief Executive Officer, and the fact that he passed away less than 5 months prior to reaching the retirement age of 62 under the terms of his outstanding Company stock options, on December 7, 2012, the Company’s board of directors approved an amendment to each of Mr. Speer’s outstanding options to extend the exercise period to the exercise period that would have applied if Mr. Speer had retired at age 62.  In addition, in view of the fact that Mr. Speer’s death occurred less than one month prior to completing a full “worked calendar year” under the Company’s nonqualified pension plan, the board authorized the Company to include Mr. Speer’s 2012 compensation in the calculation of the highest average compensation under the Company’s nonqualified pension plan, thereby increasing Mr. Speer’s lump sum benefit by approximately $1 million.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.  At its December 7, 2012 meeting, the Company’s Board of Directors approved amendments to the Company’s By-Laws as follows:

The text of ARTICLE II, SECTION 2, as amended, is as follows:

SECTION 2.  Special Meetings.  Special meetings of the stockholders may be called by the chairman, the chief executive officer, the president or by a majority of the board of directors.

The text of ARTICLE III, SECTION 4, as amended, is as follows:

SECTION 4.  Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman, chief executive officer, or any two directors.  The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside of Delaware, as the place for holding any special meeting of the board of directors called by them.

The text of ARTICLE III, SECTION 9, subparagraph (f), as amended, is as follows:

(f)  Finance Committee.  The board of directors, by resolution adopted by a majority of the whole board, may designate two or more directors to constitute a Finance Committee and one or more directors as alternate members thereof.  The duties and responsibilities of the Finance Committee shall be to review, upon the request of the chairman, the chief executive officer or the president, management’s proposals with respect to: the corporation’s debt and equity financing;  recommendations to the board with respect to dividend policy and payments; acquisitions and divestitures exceeding any standing authority management has by virtue of the resolution dated December 8, 2006, or its successors; recommendations to the board concerning the corporation’s investment portfolio; the corporation’s real estate investments; and other financing and investment matters.  In addition, the Finance Committee shall oversee the investment of all funds identified with the U.S. pension and welfare benefit plans including “Rabbi trusts” associated with deferred compensation plans and monitor the governance and risks associated with non-U.S. employee benefit plans.  In fulfilling its pension and benefits responsibilities, the Finance Committee may form and delegate authority or specific assignments to subcommittees, whose members may be Company employees or otherwise.

The text of ARTICLE IV, as amended, is as follows:

ARTICLE IV
Officers

SECTION 1.  Elected Officers.  The elected officers of the corporation may include a chairman, chief executive officer, president, one or more vice chairmen, one or more executive vice presidents, one or more senior vice presidents, chief financial officer and secretary.  The elected officers may also include one or more vice presidents and such other officers as may be elected in accordance with the provisions of this article.  Any two or more offices may be held by the same person.

SECTION 2.  Appointed Officers.  The appointed officers of the corporation may include one or more vice presidents, a treasurer, chief accounting officer, corporate controller, one or more assistant treasurers, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of this article.  Any two or more offices may be held by the same person.

SECTION 3.  Election and Term of Office.  The elected officers of the corporation shall be elected annually by the board of directors at the meeting of the board of directors that is held on the date of the annual meeting of stockholders.  If the election of such officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.  Vacancies may be filled or new offices created and filled at any meeting of the board of directors.  Each elected officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  Appointed officers may be appointed from time to time by the chief executive officer or by any other elected officer authorized by the chief executive officer.  Each appointed officer may hold office until his death or termination of employment or until he shall resign or shall have been removed in the manner hereinafter provided.

SECTION 4.  Removal.  Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Appointed officers may be removed by the chief executive officer or other elected officer with the authority to appoint such appointed officer at any time, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 5.  Vacancies.  A vacancy in any elected office because of death, resignation, removal, disqualification or otherwise, may be filled, and new offices may be created and filled, at any time by the board of directors.

SECTION 6.  Chairman.  The chairman shall:  (i) provide leadership to the board of directors in reviewing and advising upon matters which exert major influence on the manner in which the corporation's business is conducted; (ii) preside at all meetings of the stockholders and of the board of directors; (iii) in the absence of the chairman of the Executive Committee, preside at all meetings of the Executive Committee; and (iv) perform such other duties as may be conferred by law or assigned by the board of directors.  The chairman may sign, with the secretary or other proper officer of the corporation thereunto authorized by the board of directors, stock certificates of the corporation, any deeds, mortgages, bonds, contracts, or other instruments, except in cases where the signing or execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The chairman may also execute proxies on behalf of the corporation with respect to the voting of any shares of stock owned by the corporation; have the power to appoint agents or employees as in the chairman’s judgment may be necessary or appropriate for the transaction of the business of the corporation; and in general shall perform all duties incident to the office of chairman.

SECTION 7.  Chief Executive Officer. The chief executive officer shall in general manage, supervise and control all of the properties, business and affairs of the corporation and shall determine and administer the policies of the corporation as established by the board of directors or by the Executive Committee.  In the absence of the chairman and a lead director, the chief executive officer shall preside at all meetings of the stockholders.  In the absence of the chairman and a lead director, and if the chief executive officer is also a director, the chief executive officer shall preside at all meetings of the board and perform the duties and exercise the authority of the chairman.  In the absence of the chairman of the Executive Committee and the chairman, and if the chief executive officer is also a director, the chief executive officer shall preside at all meetings of the Executive Committee.  The chief executive officer may sign, with the secretary or other proper officer of the corporation thereunto authorized by the board, any deeds, mortgages, bonds, contracts or other instruments except in cases where the signing or execution thereof shall be expressly delegated by the board or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The chief executive officer may also execute proxies on behalf of the corporation with respect to the voting of any shares of stock owned by the corporation.  The chief executive officer shall have the power to appoint agents or employees as in his judgment may be necessary or appropriate for the transaction of the business of the corporation and in general shall perform all duties incident to the office of chief executive officer, and such other duties as may be prescribed by the board.

SECTION 8.  President.  The president (once elected by the board of directors) shall undertake and faithfully discharge such duties as assigned by the chief executive officer and shall administer the policies of the corporation as established by the board of directors or by the Executive Committee.  In the absence of the chief executive officer, or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer.  In the absence of the chairman, lead director and chief executive officer, the president shall preside at all meetings of the stockholders.  The president may sign, with the secretary or other proper officer of the corporation thereunto authorized by the board, stock certificates of the corporation, any deeds, mortgages, bonds, contracts or other instruments except in cases where the signing or execution thereof shall be expressly delegated by the board or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The president may also execute proxies on behalf of the corporation with respect to the voting of any shares of stock owned by the corporation.  The president shall have the power to appoint agents or employees as in his judgment may be necessary or appropriate for the transaction of the business of the corporation and in general shall perform all duties incident to the office of president, and such other duties as may be prescribed by the chief executive officer or the board.

SECTION 9.  Vice Chairman. The vice chairman or vice chairmen shall assist the chief executive officer and the president in supervising the affairs of the corporation.  In the event of the absence or disability of the president, the vice chairman shall assume all of the duties and responsibilities of president.  In the event there is more than one vice chairman, then the first elected vice chairman shall assume all the duties and responsibilities of president.  The vice chairman may sign, with the secretary or other proper officer of the corporation thereunto authorized by the board, any deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing is required to be by some other officer or agent of the corporation.  The vice chairman shall perform such other duties not inconsistent with these by-laws as may be designated by the chief executive officer, president or the board.

SECTION 10.  Executive Vice President(s).  The executive vice president or executive vice presidents shall perform such duties not inconsistent with these by-laws as may be assigned to him or them by the chief executive officer, the president, a vice chairman, or the board of directors.  The executive vice president(s) may sign, with the secretary or other proper officer of the corporation thereunto authorized by the board, stock certificates of the corporation, any deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing is required to be by some other officer or agent of the corporation.  In the event of the absence or disability of the vice chairman or vice chairmen, the executive vice president (or in the event there be more than one, the executive vice president determined in the order of election) shall assume all the duties and responsibilities of vice chairman.

SECTION 11.  Senior Vice President(s).  The senior vice president or senior vice presidents shall perform such duties not inconsistent with these by-laws as may be assigned to him or them by the chief executive officer, the president or the board of directors.  Any senior vice president may sign, with the secretary or an assistant secretary, stock certificates of the corporation, and any deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing is required to be by some other officer or agent of the corporation.  In the event of the absence or disability of the chief executive officer, president, vice chairman or vice chairmen and the executive vice president or executive vice presidents, the senior vice president (or in the event there be more than one, the senior vice president determined in the order of election) shall assume all the duties and responsibilities of chief executive officer.

SECTION 12.  Chief Financial Officer.  The chief financial officer shall have general supervision over the financial affairs of the corporation.  The chief financial officer shall also have such powers and perform such other duties not inconsistent with these by-laws as may be assigned to him by the chief executive officer, the president or the board of directors.

SECTION 13.  Secretary.  The secretary shall: (a) keep the minutes of the stockholders' and the board of directors’ meetings in one or more books provided for that purpose; (b) see that all notices of the corporation are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and shall affix the same to such documents and other papers as the board of directors or the chief executive officer or president shall authorize and direct; (d) have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the board of directors or the chief executive officer or president shall direct; (e) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (f) sign with the president, a vice chairman, any executive vice president or any senior vice president, stock certificates of the corporation, the issue of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; (h) act as secretary at all meetings of the Executive Committee; and (i) in general perform all duties incident to the office of secretary.  The secretary shall also have such other powers and shall perform such other duties not inconsistent with these by-laws as may from time to time be assigned by these by-laws or the chief executive officer, president or the board of directors.

SECTION 14.  Vice President(s).  In general, the vice president or vice presidents (if elected by the board of directors) shall perform such duties not inconsistent with these by-laws as may be assigned to him or them by the chief executive officer, president, a vice chairman, an executive vice president, a senior vice president, or the board of directors.

SECTION 15.  Treasurer.  If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.  He shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of article VI of these by-laws; (b) in general perform all duties incident to the office of treasurer and such other duties not inconsistent with these by-laws as from time to time may be assigned to him by the chief executive officer, president, any vice chairman, any senior vice president, any vice president designated for such purpose or the board of directors.

SECTION 16.  Chief Accounting Officer.  The chief accounting officer shall oversee the accounting and financial reporting functions of the corporation.  The chief accounting officer shall perform such other duties not inconsistent with these by-laws, incident to the office of chief accounting officer, as may be prescribed from time to time by the chief executive officer, president, chief financial officer, or the board of directors.

SECTION 17.  Corporate Controller(s). The controller or controllers shall provide guidance and evaluation with respect to the corporation's accounting and related functions, control and procedures systems, budget programs, and coordinate same on a divisional and overall corporate level.  The controller or controllers shall report to such officer or officers of the corporation and perform such other duties not inconsistent with these by-laws, incident to the office of controller, as may be prescribed from time to time by the chief executive officer, president, chief financial officer, or the board of directors.

SECTION 18.  Assistant Treasurers and Assistant Secretaries.  The assistant treasurers may be required to give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors or chief executive officer or president shall determine.  The assistant treasurers and assistant secretaries, in general, shall perform such duties not inconsistent with these by-laws as may be assigned to them by the treasurer or the secretary, respectively, or by the board of directors or the chief executive officer or president.

SECTION 19.  Designated Presidents, Vice Presidents and Controllers.  The chief executive officer may from time to time designate employees of the corporation who are managing one or several groups, divisions, or other operations of the corporation as "president", "vice president", “controller” or similar title, which employees shall not be considered to be officers of the corporation solely by reason of such appointments or titles.

SECTION 20.  Salaries.  The salaries of the elected officers shall be fixed from time to time by the board of directors on an annual basis and no elected officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

The text of ARTICLE VII, SECTION 1, as amended, is as follows:

SECTION 1.  Stock Certificates.  The shares of capital stock of the corporation may be certificated or uncertificated or a combination thereof.  A resolution approved by a majority of the board of directors may provide that some or all of any or all classes or series of the capital stock of the corporation will be uncertificated shares.  Any certificates representing shares of stock of the corporation shall be in such form as may be determined by the board of directors, shall be numbered and shall be entered in the books of the corporation as they are issued.  They shall exhibit the holder's name and number of shares and shall be signed by the chairman, the president, any executive vice president, any senior vice president, or a vice president (if elected by the board of directors) and the treasurer or an assistant treasurer or the secretary or an assistant secretary, and shall be sealed with the seal of the corporation.  If a stock certificate is countersigned (a) by a transfer agent other than the corporation or its employee, or (b) by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits
Exhibit No.	Description
3(b)i	By-Laws of Illinois Tool Works Inc., marked as amended.

3(b)ii	By-Laws of Illinois Tool Works Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: December 13, 2012	By: /s/ Maria C. Green
Maria C. Green
Senior Vice President, General Counsel & Secretary